UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2007

                         CONTINENTAL GLOBAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    333-27665               31-1506889
            --------                    ---------               ----------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)

                    CO-REGISTRANTS AND SUBSIDIARY GUARANTORS

Continental Conveyor & Equipment Company          Delaware           34-1603197
Goodman Conveyor Company                          Delaware           34-1603196


                                        Continental Conveyor & Equipment
Continental Global Group, Inc.          Company                             Goodman Conveyor Company
438 Industrial Drive                    438 Industrial Drive                Route 178 South
Winfield, Alabama  35594                Winfield, Alabama  35594            Belton, South Carolina  29627
(205) 487-6492                          (205) 487-6492                      (864) 388-7793

       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Please see the Company's response for Item 5.02 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Continental Global Group, Inc. (the "Company") is filing this Current Report on Form 8-K to announce the appointment of Jeffrey A. Behrendt as Vice President and Chief Financial Officer of the Company.

         Jimmy L. Dickinson retired from his post as Vice President and Chief Financial Officer of the Company effective May 21, 2007. The Company's Board of Directors appointed Jeffrey A. Behrendt, age 51, as the new Vice President and Chief Financial Officer of the Company. For six years prior to joining the Company, Mr. Behrendt served as the Senior Vice President of Finance and Chief Financial Officer for Universal Lighting Technologies in Nashville, Tennessee.

         The terms and conditions of Mr. Behrendt's employment are governed by a one year employment agreement in effect as of March 26, 2007. Under the employment agreement, Mr. Behrendt receives a compensation package including a salary of $20,833 per month, an annual bonus based on pre-tax profit targets, retirement and health benefits, eligibility to participate in the Company's life insurance plan, vacation time and relocation expenses. Additionally, Mr. Behrendt's employment agreement grants him the right to voluntarily terminate his employment in the event that the Company experiences a change of control, as defined in the agreement. This change of control provision entitles Mr. Behrendt to receive his base salary for a period of 12 months following the effective date of his resignation. Mr. Behrendt's employment agreement also contains provisions that permit the Company to terminate his employment for "cause," as such term is defined in the employment agreement, as well as for specified events such as disability. A copy of the employment agreement is attached as
Exhibit 10.8 to this Current Report on Form 8-K.


Item 9.01.        Financial Statements and Exhibits

(d)      Exhibits

         Exhibit 10.8 Employment Agreement by and between Continental Global Group, Inc. and Jeffrey A. Behrendt dated March 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONTINENTAL GLOBAL GROUP, INC.
                                  ------------------------------
                                          (Registrant)

Date:  June 7, 2007          By:  /s/ Ronald W. Kaplan
                                  ---------------------
                                  Name: Ronald W. Kaplan
                                  Title:  President and Chief Executive Officer

                                                     EXHIBIT INDEX

Exhibit Number         Description of Document


10.8 Employment Agreement by and between Continental Global Group, Inc. and Jeffrey A. Behrendt dated March 26, 2007.